SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of Earliest Event) October 16, 1998


                            Marvel Enterprises, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                                1-13638                       13-3711775
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(State or Other                       (Commission               (I.R.S. Employer
Jurisdiction of                        File Number)               Identification
incorporation)                                                              No.)





                   685 Third Avenue, New York, New York 10017
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 588-5100
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, If Changed Since Last Report.)



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ITEM 7.           Financial Statements and Exhibits.

         This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K, dated October 13, 1998 to include exhibits 99.3, 99.4 and 99.5.

(a)      Financial Statements of Business Acquired.

         The financial statements required by this Item 7(a) will be filed not later than 60 days from the date hereof.

(b)      Pro Forma Financial Information.

         The pro forma financial information required by this Item 7(b) will be filed not later than 60 days from the date hereof.

(c)       Exhibits.

2.1 Fourth Amended Plan of Reorganization filed with the United States District Court for the District of Delaware on July 31, 1998 by the Fixed Senior Secured Lenders and the Registrant, with attached exhibits (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

2.2 Agreement and Plan of Merger, dated as of August 12, 1998, by and among the Registrant, Marvel Entertainment Group, Inc., and MEG Acquisition Corp (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

4.1 Restated Certificate of Incorporation of the Registrant (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

4.2 Plan Warrant Agreement, dated as of October 1, 1998, between the Registrant and American Stock Transfer and Trust Company, as warrant agent (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

4.3 Class A Warrant Agreement, dated as of October 1,1998, between the Registrant and American Stock Transfer and Trust Company, as warrant agent (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

4.4 Class B Warrant Agreement, dated as of October 1,1998, between the Registrant and American Stock Transfer and Trust Company, as warrant agent (previously filed on the

768087.2
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         Current  Report on Form 8-K, dated as of October 13, 1998, and filed on
         October 14, 1998).

4.5 Class C Warrant Agreement, dated as of October 1,1998, between the Registrant and American Stock Transfer and Trust Company, as warrant agent (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

99.1 Credit Agreement, dated September 28, 1998, among the Registrant (by change of name Marvel Enterprises, Inc.) and UBS AG Stamford Branch, as Agent and Collateral Agent, et al (previously filed on the Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

99.2 Security Agreement, dated September 28, 1998, among the Registrant (by change of name Marvel Enterprises, Inc.) and UBS AG Stamford Branch AG, as Collateral Agent, et al (previously filed on Current Report on Form 8-K, dated as of October 13, 1998, and filed on October 14, 1998).

99.3 Stock Purchase Agreement, dated as of October 1, 1998, among the Registrant and Dickstein & Co., L.P., Dickstein Focus Fund L.P., Dickstein International Limited, Elyssa Dickstein, Jeffrey Schwarz and Alan Cooper as Trustees U/T/A/D 12/27/88, Mark Dickstein, Grantor, Mark Dickstein and Elyssa Dickstein, as Trustees of the Mark and Elyssa Dickstein Foundation, Elyssa Dickstein, Object Trading Corp., and Whippoorwill Associates, Incorporated.

99.4 Stockholders' Agreement, dated as of October 1, 1998, by and among Avi Arad, Dickstein & Co., L.P., Dickstein Focus Fund L.P., Dickstein International Limited, Elyssa Dickstein, Jeffrey Schwarz and Alan Cooper as Trustees U/T/A/D 12/27/88, Mark Dickstein, Grantor, Mark Dickstein and Elyssa Dickstein, as Trustees of the Mark and Elyssa Dickstein Foundation, Elyssa Dickstein, Isaac Perlmutter, Isaac Perlmutter T.A., The Laura & Isaac Perlmutter Foundation Inc., Object Trading Corp., Zib Inc., Whippoorwill Associates, Incorporated, and the Registrant.

99.5 Registration Rights Agreement, dated as of October 1, 1998, by and among the Registrant, Dickstein & Co., L.P., Dickstein Focus Fund L.P., Dickstein International Limited, Elyssa Dickstein, Jeffrey Schwarz and Alan Cooper as Trustees U/T/A/D 12/27/88, Mark Dickstein, Grantor, Mark Dickstein and Elyssa Dickstein, as Trustees of the Mark and Elyssa Dickstein Foundation, Elyssa Dickstein, Object Trading Corp., Whippoorwill/Marvel Obligations Trust - 1997, and Whippoorwill Associates, Incorporated.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MARVEL ENTERPRISES, INC.
                                  (Registrant)


Date:  October 16, 1998
                                  By: /s/ Morton E. Handel
                                      ------------------------------------

                                  Name:   Morton E. Handel
                                  Title:  Chairman of the Board


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